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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Furr's Restaurant Group, Inc.


We consent to the use of our report incorporated herein by reference.


/s/ KPMG, LLP
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Dallas, Texas

February 21,  2001